Exhibit 99.1

 Top-Line Results from thePhase 2 Clinical Trial ofADX-629 in Chronic Cough  DATA RELEASE  June 27, 2023  Nasdaq: ALDX  © Aldeyra Therapeutics, Inc. 2023

 Disclaimers and Forward-Looking Statements  This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, statements regarding Aldeyra's future expectations, plans and prospects, including, without limitation, statements regarding: Aldeyra's belief in the adequacy of the data it has submitted or plans to submit in the NDAs for reproxalap and ADX-2191; the potential timing for FDA review of such NDAs or the potential for FDA acceptance of such NDAs; the potential for regulatory approval and commencement of commercialization of reproxalap and ADX-2191 and Aldeyra's goals as to timing; the potential profile and benefit of reproxalap in dry eye disease and allergic conjunctivitis and its other product candidates in the indications for which they are developed; and other statements regarding the goals, opportunity and potential for reproxalap, anticipated clinical or regulatory milestones for ADX-2191, ADX-246, ADX-248, and ADX-629 including expectations regarding the results of scheduled FDA meetings, clinical trial initiations and completions and submissions to the FDA; and other statements regarding the goals, opportunity and potential for reproxalap, ADX-2191, ADX-246, ADX-248, ADX-629 and Aldeyra’s other product candidates, and for Aldeyra's business, research, development and regulatory plans or expectations, political, economic, legal, social and health risks, including the COVID-19 pandemic and related public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” "could," “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “contemplates,” “likely,” “potential,” “continue,” “ongoing,” “aim,” “plan,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.   Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development of, and clinical and regulatory plans or expectations for Aldeyra’s investigational new drugs (including ADX-629 and ADX-2191), and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials, portions of clinical trials, or pooled clinical data may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing or post-hoc review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, which regulatory review timeline may be flexible and subject to change based on the regulator's workload and other potential review issues, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, enrolment, completion, or reporting of clinical trials.  In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of June 27, 2023, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

 The Phase 2 Clinical Trial of ADX-629 in Chronic Cough Demonstrated Statistically Significant Reduction in Cough Frequency vs. Placebo  The primary endpoint of safety was met:ADX-629 was well tolerated with no identified safety concerns.  Statistical significance was achieved for all assessed continuous cough reduction endpoints:   awake cough frequency (P=0.01), the key secondary endpoint;  the secondary endpoint of 24-hour cough frequency (P=0.001); and  related post-hoc assessments of awake cough count (P=0.001) and 24-hour cough count (P=0.001).  The results from the Phase 2 clinical trial in chronic cough are consistent with activity demonstrated in previously disclosed clinical trials of ADX-629, including Phase 2 clinical trials in psoriasis, asthma, and COVID-19, adding to a growing body of evidence supportive of the activity of ADX-629 in systemic diseases associated with inflammation.     ADX-629 is an investigational drug candidate.

4

ADX-629, a First-in-Class Orally Administered RASP Modulator, Has Demonstrated Activity in Phase 2 Clinical Trials

Autoimmune Disease: Psoriasis

Psoriasis Area and Severity Index
Change from Baseline ± Within-Subject SEM


Baseline
Week 4
Week 8
Week 12
0
-2
-4
-6
-8
-10
P = 0.001
P = 0.0003
P = 0.0008

SEM = standard error of the mean. P values derived from mixed model for repeated measures analysis of comparison to 0 (no change).

Allergic Inflammation: Asthma

Eosinophil Perentage of Total Leukocytes
Change from Baseline


20%
15%
10%
5%
0%
p=0.1
p=0.02
Placebo
ADX-629
0
5
10
15
20
25
Hours Post-Challenge

P values are derived from mixed model for repeated measures analysis of placebo group comparison to 0 (no change).

Infectious Disease: COVID-19

Investigator-Assessed NIAID Score (0 - 8)
Change from Baseline LOCF


1.0
0.5
0.0
-0.5
-1.0
ADX-629
Placebo
0
5
10
15
20
25
30
Day

NIAID = National Institute of Allergy and Infectious Diseases.
LOCF = Last Observation Carried Forward.

ADX-629 is an investigational drug candidate.

aldeyra

5

A Phase 2, Multicenter, Randomized-Sequence, Double-Blind, Placebo-Controlled, Crossover Clinical Trial to Evaluate the Safety and Efficacy of ADX-629 in Adults with Chronic Cough


SCREENING
Up to 21 Days
RANDOMIZATION
TREATMENT PERIOD 1
14 Days
WASHOUT
14 Days
TREATMENT PERIOD 2
14 Days
FOLLOW-UP
Screening
Randomization
ADX-629
300mg BID
Placebo
ADX-629
300mg BID
Placebo
Follow-up

Key Enrollment Criteria

- Adults with refractory chronic cough for > 1 year that is unresponsive to treatment
- Awake cough frequency of ≥ 10 coughs/hour
- Cough severity score of ≥ 40 on visual analog scale
- Non-smoker
- Not taking ACE-Inhibitors or any cough-modulating drugs during trial

Primary Endpoint	Safety
Key Secondary Endpoint	Awake cough frequency
Secondary Endpoints	24-hour cough frequency QoL questionnaires Clinical impression scales

Cough frequency is number of coughs divided by hours. ADX-629 is an investigational drug candidate. **ACE** = angiotensin converting enzyme. **QoL** = quality of life

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 ADX-629 to Placebo (n=26)   Mean (SD) or %  Placebo to ADX-629 (n=25)   Mean (SD) or %  Mean Age (years)  65.3 (9.5)  65.2 (7.1)  BMI (kg/m2 )  29.4 (9.5)  28.4 (4.7)  Gender  Male (19%), Female (81%)  Male (16%), Female (84%)  Awake Cough Frequency   51.8 (44.4)   44.7 (32.4)  Chronic Cough History (years)  18.8 (15.7)  11.2 (9.2)  Baseline Characteristics Were Similar Across Sequences    ADX-629 is an investigational drug candidate. Awake cough frequency is number of coughs while awake divided by hours awake. BMI = body mass index; SD = standard deviation.

 ADX-629 Was Well Tolerated and No Safety Signals Were Identified    ADX-629 is an investigational drug candidate. Severity summary reflects treatment-emergent adverse events.  Placebo (n=51)  ADX-629 (n=51)  Serious Adverse Events  0  0  Severe  0  0  Moderate  2 (3.9%)  4 (7.8%)  Mild  8 (15.7%)  10 (19.6%)  Caused Discontinuation  0  0  51 patients were enrolled, and all patients completed both treatment periods.

8

ADX-629 Achieved the Key Secondary Endpoint of Reduction in Awake Cough Frequency in the Phase 2 Chronic Cough Clinical Trial


P=0.01
Awake Coughs per Hour
LS Means Change from Baseline ± SE
15
10
5
0
-5
-10
-15
ADX-629
Placebo


P=0.001
Awake Total Cough Count
LS Means Change from Baseline ± SE
200
100
0
-100
-200
ADX-629
Placebo

KEY RESULTS

Key secondary endpoint of awake cough frequency reduction **achieved**

Reduction of awake cough frequency (coughs per hour) following ADX-629 treatment **statistically significantly superior (P=0.01)** to that following treatment with placebo

Key secondary endpoint results **consistent with statistically significant (P=0.001) reduction in total awake cough count** in favor of ADX-629 over placebo

LS means and P values derived from mixed effect model of repeated measures analysis that adjusted for baseline and prior treatment to account for carryover effect. Awake cough frequency is number of coughs while awake divided by hours awake. ADX-629 is an investigational drug candidate. **SE** = standard error; **LS** = least squares.

aldeyra

9

ADX-629 Achieved the Secondary Endpoint of Reduction in 24-Hour Cough Frequency in the Phase 2 Chronic Cough Clinical Trial


P=0.001
Coughs per Hour over 24 Hours
LS Means Change from Baseline ± SE
10
5
0
-5
-10
ADX-629
Placebo


P=0.001
24-Hour Total Cough Count
LS Means Change from Baseline ± SE
200
100
0
-100
-200
ADX-629
Placebo

KEY RESULTS

Secondary endpoint of 24-hour cough frequency reduction **achieved**

Reduction of 24-hour cough frequency (coughs per hour) following ADX-629 treatment **statistically significantly superior (P=0.001)** to that following treatment with placebo

24-hour cough frequency endpoint results **consistent with statistically significant (P=0.001) reduction in total 24-hour cough count** in favor of ADX-629 over placebo

LS means and P values derived from mixed effect model of repeated measures analysis that adjusted for baseline and prior treatment to account for carryover effect. Twenty-four cough frequency is number of coughs over 24 hours divided by 24. ADX-629 is an investigational drug candidate. **SE** = standard error; **LS** = least squares.

aldeyra

 Lipid Profiles Improved Following ADX-629 Treatment in the Phase 2 Chronic Cough Clinical Trial    LS means and P values derived from mixed effect model of repeated measures analysis that adjusted for baseline and prior treatment to account for carryover effect. ADX-629 is an investigational drug candidate.  SE = standard error; LDL = low-density lipoprotein cholesterol; HDL = high-density lipoprotein cholesterol; LS = least squares.

11

Lipid Profiles Improved Following ADX-629 Treatment in Previously Completed Phase 1 and Phase 2 Psoriasis Clinical Trials

Psoriasis Phase 2 Clinical Trial


Plasma Concentration (mg/dL)
Change from Baseline to Week 12 ± SEM
20
0
-20
-40
-60
Cholesterol
HDL
LDL
Triglycerides
p=0.003
p=0.06
p=0.002

Phase 1 Clinical Trial


HDL (mg/dL AUC)
250
200
150
100
50
0
P = 0.005
ADX-629
Placebo
LDL/HDL ratio (AUC)
14
12
10
8
6
4
2
0
P = 0.036
ADX-629
Placebo
FFA (mM AUC)
1.4
1.2
1
0.8
0.6
0.4
0.2
0
P = 0.0004
ADX-629
Placebo

P values derived from mixed effect model of repeated measures analysis that adjusted for baseline. Phase 1 results derived from assessments following ingestion of a fatty meal.
ADX-629 is an investigational drug candidate. **SEM** = standard error of measurement ; **LDL** = low-density lipoprotein cholesterol; **HDL** = high-density lipoprotein cholesterol;
AUC = area under the curve.

aldeyra

12

Upcoming Planned Clinical Milestones

Reproxalap

Dry Eye Disease
PDUFA date of November 23, 2023†

ADX-2191

Proliferative Vitreoretinopathy
Type C meeting with FDA to discuss completion of clinical development planned for H2 2023

Retinitis Pigmentosa
Phase 2 clinical trial top-line results expected in June 2023‡

ADX-629

Atopic Dermatitis (Part 1), Idiopathic Nephrotic Syndrome (Part 1), and Sjögren-Larsson Syndrome*
Phase 2 clinical trial top-line results expected in H2 2023‡

Moderate Alcohol-Associated Hepatitis
Initiation of Phase 2 clinical trial expected in H2 2023‡

†Regulatory review timelines are flexible and subject to change based on the regulator's workload and other potential review issues. ‡The timing of ongoing clinical trials depends, in part, on the availability of clinical research facilities and staffing, and the ability to recruit patients. *Investigator sponsored.

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